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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                 AMENDMENT NO. 1
                                       TO
                                    FORM 8-K



                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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          Date of Report (Date of earliest event reported): May 3, 2001



                                USA DIGITAL, INC.
               (Exact name of registrant as specified in charter)


        NEVADA                 000-27375                 59-3560920
    (State or other           (Commission              (IRS Employer
    jurisdiction of           File Number)           Identification No.)
    incorporation)


           601 SOUTH HARBOUR ISLAND BLVD., SUITE 103, TAMPA, FL 33602
                    (Address of Principal Executive Offices)


Registrant's telephone number, including area code: (813) 221-8373


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEMS 1 THROUGH 3.  NOT APPLICABLE.

ITEM 4.



         On May 11, 2001, USA Digital, Inc. (the "Registrant") filed a Current Report on Form 8-K announcing that the Board of Directors of the Registrant had declined to reappoint its former accountant, Ernst & Young LLP ("Ernst & Young") as of May 3, 2001. This current report disclosed that the Registrant had provided Ernst & Young with a copy of the Report, and had requested that Ernst & Young furnish the Registrant with a letter addressed to the Commission stating whether it agrees with the statements made by the Registrant. Such letter is attached as an exhibit to this amended Report.

         The Registrant has engaged Aidman, Piser & Company as its principal accountant commencing on May 18, 2001.



ITEMS 5 THROUGH 6.  NOT APPLICABLE.

ITEM 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

                 (c)      Exhibits

                 The following Exhibit is filed as part of this report:

             EXHIBIT NO.:



             (16)       Letter re: Change in Certifying Accountant.



ITEMS  8 THROUGH 9. NOT APPLICABLE.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     USA DIGITAL, INC.



                                     By:/s/ Peter J. Lyons
                                        ----------------------------------------
                                        Peter J. Lyons, Chief Executive Officer


Date:    May 21, 2001



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